UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2009

BLUEGATE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)
000-22711	76-0640970
(Commission File Number)	(IRS Employer Identification No.)

701 North Post Oak, Road, Suite 600, Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including area code: (713) 686-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors.

On October 27, 2009, William Koehler resigned as director.

On October 28, 2009, Manfred Sternberg resigned as director.  In his resignation letter, Mr. Sternberg reiterated his demand to us for all monies owed to him.

On October 28, 2009, Dale Geary resigned as director.

Item 9.01                                           Exhibits

Exhibit
Number	Description

17.1	Resignation of William Koehler.

17.2	Resignation of Manfred Sternberg.

17.3	Resignation of Dale Geary.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEGATE CORPORATION
(signed) ______________________________________________
October 28, 2009	/s/ Charles E. Leibold
Charles E. Leibold, Director,
Principal Accounting Officer and
Chief Financial Officer